                          HOME-STAKE OIL & GAS COMPANY


                                    Notice of

                                      2000

                                 Annual Meeting

                               and Proxy Statement


                             YOUR VOTE IS IMPORTANT!

                   PLEASE PROMPTLY MARK, SIGN, DATE AND RETURN
                      YOUR PROXY IN THE ENCLOSED ENVELOPE.

                                Table of Contents



                                                                       Page

Notice of Annual Meeting..............................................      1
Proxy Statement.......................................................      2
Introduction..........................................................      2
Matters to be Considered and Vote Required............................      2
Revocability of Proxy.................................................      2
Specifications by a Stockholder.......................................      2
Election of Directors.................................................      2
     Nominees.........................................................      3
     Continuing Directors.............................................      3
Principal Stockholders and Security Ownership of Management ..........      4
Executive Officers of the Company.....................................      5
Executive Compensation................................................      6
Certain Relationships and Related Transactions........................      8
Information Concerning the Board of Directors and
     Committees Thereof...............................................      8
Section 16(a) Beneficial Ownership Reporting Compliance...............      9
Voting Securities.....................................................      9
Independent Auditors..................................................     10
Submission of Stockholder Proposals...................................     10
Proxy Solicitation....................................................     10
Financial Statements..................................................     10
Other Matters.........................................................     10

                          HOME-STAKE OIL & GAS COMPANY
                         15 East 5th Street, Suite 2800
                              Tulsa, Oklahoma 74103
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             To Be Held May 22, 2000


To the Stockholders of Home-Stake Oil & Gas Company:

         The Annual Meeting of the Stockholders of Home-Stake Oil & Gas Company, an Oklahoma corporation (the "Company"), will be held in the offices of the Company at 15 East 5th Street, Suite 2800, Tulsa, Oklahoma on Monday, May 22, 2000 at 9:00 a.m., local time, for the following purposes:

          (1) The election of three Directors to serve for the ensuing three-year term ending in 2003 and until their respective successors are duly elected and qualified; and

          (2) To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

         Only stockholders of record at the close of business on March 31, 2000, are entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof.

         All stockholders are cordially invited to attend the meeting in person. Whether or not you expect to attend, WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE- PREPAID ENVELOPE AS PROMPTLY AS POSSIBLE. If you attend the meeting, you may revoke your proxy and vote your shares in person.

         If your shares are held of record by a broker, bank or other nominee and you wish to attend the meeting, you should obtain a letter from the broker, bank or other nominee confirming your beneficial ownership of the shares and bring it to the meeting. In order to vote your shares which are held of record by another person at the meeting, you must obtain from the record holder a proxy issued in your name.



                                 By Order of the Board of Directors,

                                 /s/ Chris K. Corcoran
                                 -----------------------------------
                                 Chris K. Corcoran
                                 Secretary


Tulsa, Oklahoma
April 10, 2000

                          HOME-STAKE OIL & GAS COMPANY
                         15 East 5th Street, Suite 2800
                              Tulsa, Oklahoma 74103
                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                             To Be Held May 22, 2000

                                  INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of Management and the Board of Directors of Home-Stake Oil & Gas Company, an Oklahoma corporation (the "Company"), for use at the Annual Meeting of the Stockholders of the Company to be held in the offices of the Company at 15 East 5th Street, Suite 2800, Tulsa, Oklahoma on Monday, May 22, 2000, commencing at 9:00 a.m., local time, and at any and all adjournments or postponements thereof. This Proxy Statement is first being mailed to stockholders on or about April 10, 2000.

                   MATTERS TO BE CONSIDERED AND VOTE REQUIRED

Management and the Board of Directors intend to present for consideration at the Annual Meeting the following matters:

          (1) The election of three Directors to serve for the ensuing three-year term ending in 2003 and until their respective successors are duly elected and qualified; and

          (2) To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The presence in person or by proxy of the holders of a majority of the Company's outstanding shares of Common Stock will constitute a quorum. Votes withheld from nominees for directors, abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. The affirmative vote of a plurality of the Common Stock of the Company represented at the meeting (either in person or by proxy) is required to elect directors. Votes withheld from nominees for directors will have no effect on the outcome of the election of directors.

                              REVOCABILITY OF PROXY

A stockholder giving a proxy has the power to revoke it at any time prior to its exercise at the Annual Meeting. A proxy may be revoked by delivering to the Secretary of the Company a written revocation of the proxy, by submitting a later dated proxy or by attending the Annual Meeting and electing to vote in person.

                         SPECIFICATIONS BY A STOCKHOLDER

Properly executed proxies in the accompanying form which are given to the Secretary of the Company before the Annual Meeting and not revoked will be voted in accordance with the directions and specifications contained therein or, if no specifications are made, proxies will be voted FOR each of Management's nominees to the Board of Directors set forth herein, and in the discretion of the proxy holder as to any other business which comes before the meeting.

                              ELECTION OF DIRECTORS

The Certificate of Incorporation and the By-Laws of the Company currently provide for the election of eight Directors to constitute the Board of Directors and stagger the terms of the Directors into three classes with each Director to serve a term of three years following his election. Directors are elected at each Annual Meeting of Stockholders. The three current Directors whose terms expire on the date of the Annual Meeting, James L. Houghton, Joseph J. McCain, Jr. and Robert C. Simpson, have been nominated by the Board of Directors to continue to serve as members of the Board. L.W. Allegood, Chris K. Corcoran, Larry F. Grindstaff, Ronald O. Gutman and I. Wistar Morris,III, whose terms have not yet expired, will continue to serve as Directors. Certain relevant information regarding the three nominees and the continuing Directors is set forth below.

Each nominee named in the preceding paragraph has consented to serve as a Director. While it is not anticipated that any such nominees will be unable to serve, if any nominee should be unable to act as a Director, the persons named in the accompanying form of proxy may, unless authority to do so is withheld, vote for any additional nominee proposed by the Board of Directors. Unless authority to do so is withheld, the persons named in the accompanying form of proxy will vote the shares represented thereby FOR the following nominees:

                                    NOMINEES:

           Name        Age           Business Experience              Expiration
                                                                       of Term
---------------------  ---   ---------------------------------------  ----------
James L. Houghton       69   Mr.   Houghton,   a   Certified   Public    2003
                             Accountant, was the lead oil and gas tax specialist for Ernst & Young LLP, an independent accounting firm, served as a member of that firm's National Energy
                             Group  and  also  served  as the  firm's
                             Southwest Regional Director of Tax until his retirement on October 1, 1991. He was elected to the Board of Directors to fill a newly created position in 1999.
                             Mr. Houghton is also a Director of Pioneer Natural Resources Company.

Joseph J. McCain, Jr.   58   Mr. McCain was a partner in the law firm    2003
                             of Conner & Winters  of Tulsa,  Oklahoma
                             from  1974  to  1991.   He  has  been  a
                             shareholder and director in the law firm of Conner & Winters, A Professional
                             Corporation,  of Tulsa,  Oklahoma  since
                             1991,  and  President  since  1994.  Mr.
                             McCain has served as a Director of the Company since 1982.

Robert C. Simpson       58   Mr.  Simpson  serves as the  Chairman of    2003
                             the Board,  Chief Executive  Officer and
                             President of the Company. Mr. Simpson joined the Company in 1976, was elected
                             Vice President in 1977, and served as Executive Vice President from 1980 until his election as President in 1984. He became Chief Executive Officer of the Company on January 1, 1990 and Chairman of the Board in 1992. He has served as a Director of the Company since 1975.

A brief description of the business experience of each continuing director is provided below:

                              CONTINUING DIRECTORS:

           Name        Age           Business Experience              Expiration
                                                                       of Term
---------------------  ---   ---------------------------------------  ----------

Chris K. Corcoran       48   Mr.   Corcoran,   a   Certified   Public    2002
                             Accountant, was elected as a Director of
                             the Company in 1992. Mr. Corcoran joined
                             the   Company  in  1981  as  Manager  of
                             Finance.  In  1988 he was  elected  Vice
                             President and Chief Financial Officer and in 1989 he also assumed the duties of Corporate Secretary. In 1993 he was promoted to Executive Vice President.
                             Prior to joining the Company, he was employed as an audit manager for Arthur
                             Young & Company (now Ernst & Young LLP), an independent accounting firm, where he dealt primarily with clients in the oil and gas industry.

Ronald O. Gutman        61   Mr.  Gutman has served as a Director  of    2002
                             the Company since February  1993.  Prior
                             to his  retirement  in  early  1994,  he
                             served  as  a  Vice   President  in  the
                             Equities  Division of  Goldman,  Sachs &
                             Co., an investment banking firm, in its Chicago, Illinois office.

           Name        Age           Business Experience              Expiration
                                                                       of Term
---------------------  ---   ---------------------------------------  ----------

I. Wistar Morris, III   57   Mr. Morris was elected a Director of the    2002
                             Company in April, 1996 to fill a vacated
                             position.   Since  1986,   he  has  been
                             President   and   Chairman   of   Morris
                             Investment Management Company, a private
                             investment company in West Conshohocken,
                             Pennsylvania.   Mr.  Morris  is  also  a
                             Senior  Consultant  to The  Pennsylvania
                             Trust  Company.

L. W.  Allegood         71   Mr. Allegood has served as a Director of    2001
                             the Company since 1990. Mr.  Allegood is
                             President, General Manager, Director and
                             the   principal   shareholder   of  KSLO
                             Broadcasting  Co.,  Inc.  of  Opelousas,
                             Louisiana, a radio broadcasting company.
                             He has been with KSLO since 1952.

Larry F. Grindstaff     56   Mr.  Grindstaff  has served as President    2001
                             of   Grindstaff's,   Inc.   since  1971.
                             Grindstaff's,   Inc.  owns  a  chain  of
                             dry-cleaning  establishments  in  Tulsa,
                             Oklahoma. He is also involved in real estate and equipment leasing. He was a Director of the Company from February, 1987 until June, 1990 and was re-elected to the Board in 1994 to fill a vacated position.

           PRINCIPAL STOCKHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth certain information as of March 31, 2000, relating to the beneficial ownership of the Company's common stock, par value $.01 per share (the "Common Stock"), by (i) any person known to the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each Director and nominee for Director of the Company, (iii) each of the executive officers named in the Executive Compensation Table below, and (iv) all current executive officers and Directors of the Company as a group. Except as otherwise indicated, each of the persons named below is believed by the Company to be the direct owner and to possess sole voting and investment power with respect to the shares of Common Stock beneficially owned by such person.

                                                     Number          Percentage
Name of Owner or Identity of Group                 of Shares        of Shares(1)
----------------------------------                 ---------         ---------
L. W. Allegood..................................   186,083 (2)             4.3
Chris K. Corcoran...............................    73,637 (3)             1.7
Larry F. Grindstaff.............................    22,341 (2)(4)            *
Ronald O. Gutman................................    95,282 (2)(4)          2.2
James L. Houghton...............................    23,100 (2)               *
Joseph J. McCain, Jr............................    24,312 (2)(5)            *
I. Wistar Morris, III...........................   528,546 (2)(6)         12.1
Robert C. Simpson...............................   226,602 (7)             5.2
Helen G. Trippet Revocable Trust (8)............   490,714                11.3
Norvell Living Trust (9)........................   453,916                10.4
Arnhold and S. Bleichroeder, Inc. (10)..........   250,241                 5.8
All executive officers and Directors
     as a group (10 persons).................... 1,245,185 (11)           26.8


*        Less than one percent.

(1) Shares of Common Stock which were not outstanding but which could be acquired by a person upon exercise of an option within sixty days of March 31, 2000 are deemed outstanding for the purpose of computing the percentage of outstanding shares beneficially owned by such person. Such shares, however, are not deemed to be outstanding for the purpose of computing the percentage of outstanding shares beneficially owned by any other person.

(2) Includes 20,000 shares subject to stock options which are currently exercisable at an exercise price of $4.50 per share.

(3) Includes 73,000 shares subject to stock options which are currently exercisable at exercise prices ranging from $4.50 per share to $5.00 per share.

(4)  Includes 30 shares owned by each respective Director's wife.

(5)  Includes 100 shares owned by Mr. McCain's wife.

(6) Includes 385,630 shares over which Mr. Morris maintains sole voting and dispositive power. This includes 291,225 shares owned by Mr. Morris, 20,000 shares subject to stock options which are currently exercisable at an exercise price of $4.50 per share, and 8,883 shares held for the benefit of investment advisory clients of Mr. Morris. Also includes 142,916 shares owned by Mr. Morris' wife over which she has sole voting power and shared dispositive power. Mr. Morris does not vote shares owned by Mrs. Morris, but does have shared dispositive power over such shares. Mr. and Mrs. Morris' address is 234 Broughton Lane, Villanova, Pennsylvania 19085.

(7) Includes 48,150 shares owned by Mr. Simpson's wife. Also includes 37,000 shares subject to stock options which are currently exercisable at an exercise price of $4.50 per share.

(8)  The stockholder's address is 4632 South Victor, Tulsa, Oklahoma 74105.

(9)  The stockholder's address is P.O. Box 76, Mendocino, California 95460.

(10) Information is based on the stockholder's Schedule 13G dated February 14, 2000. The stockholder is a registered Broker/Dealer and shares voting and dispositive power over the shares with its broker/dealer clients. The stockholder's address is 1345 Avenue of the Americas, New York, New York 10105.

(11) Includes 294,000 shares subject to stock options which are currently exercisable at exercise prices ranging from $4.50 per share to $5.00 per share.

                        EXECUTIVE OFFICERS OF THE COMPANY

The following table sets forth certain information regarding the executive officers of the Company. Officers are elected annually by the Board of Directors and serve at its discretion.

Name                       Age   Position

Robert C. Simpson          58    Director, Chairman of the Board,
                                 Chief Executive Officer & President

Chris K. Corcoran          48    Director, Executive Vice President,
                                 Chief Financial Officer & Corporate Secretary

Gary W. Fisher             51    Vice President, Administration and
                                 Information Systems

Barbara C. Long            44    Vice President, Land

Mr. Simpson joined the Company in 1976, was elected Vice President in 1977, and served as Executive Vice President from 1980 until his election as President in 1984. He became Chief Executive Officer of the Company on January 1, 1990. He has served as a Director of the Company since 1975 and as Chairman of the Board since 1992. Mr. Simpson received a Bachelor of Mechanical Engineering degree from Cornell University in 1965 and is a Registered Professional Engineer in the states of Georgia and Oklahoma.

Mr. Corcoran is a Certified Public Accountant and joined the Company in 1981 as Manager of Finance. In 1988 he was elected Vice President and Chief Financial Officer and in 1989 he also assumed the duties of Corporate Secretary. Mr. Corcoran was elected as a Director of the Company in 1992 and he was promoted to Executive Vice President in 1993. Prior to joining the Company, he was employed as an audit manager for Arthur Young & Company (now Ernst & Young LLP), an independent accounting firm, where he dealt primarily with clients in the oil and gas industry. Mr. Corcoran received Bachelors degrees in Accounting and Business Administration from Northeastern State College in 1973.

Mr. Fisher joined the Company as Manager - Data Processing in 1980 and was elected Vice President, Administration and Information Systems in 1991. Prior to joining the Company, Mr. Fisher was a programmer with a Tulsa consulting firm and had previously worked several years in the banking industry. Mr. Fisher received a Bachelors degree in Business Management from Langston University in 1991.

Mrs. Long joined the Company in 1984 as Manager, Land Department. In August 1996, she was elected Vice President, Land. Mrs. Long was previously employed as Landman Supervisor of Energy Leasing Services, Inc. in Fort Smith, Arkansas.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the aggregate amount of all cash compensation paid or accrued by the Company during the years ended December 31, 1999, 1998 and 1997 to the CEO and to each of the most highly compensated executive officers whose aggregate compensation from the Company during 1999 exceeded $100,000:


                                                            Long-Term
                                                           Compensation
                                      Annual Compensation     Awards       All
                                                            Securities    Other
                                                            Underlying   Compen-
                                       Salary     Bonus    Options/SARs  sation
 Name and Principal Position     Year    ($)       ($)        (#) (1)    ($) (2)
------------------------------   ---- -------- ---------  ----------------------
Robert C. Simpson, CEO and       1999 $182,972  $100,000      77,000     $9,600
  President                      1998 $178,771   $33,353      40,000     $9,600
                                 1997 $174,396   $28,174       - 0 -     $9,600

Chris K. Corcoran,               1999 $120,524   $50,000      48,000     $9,600
  Executive VicePresident,       1998 $117,061   $19,336      25,000     $7,843
  Chief Financial Officer        1997 $111,048   $19,334       - 0 -     $7,987
  andSecretary


     (1)  Consists  solely of  options to acquire  shares of Common  Stock.

     (2) Consists of employer contributions to the 401(k) Plan on behalf of the named individuals.

Options/SAR Grants in Last Fiscal Year

The following table sets forth certain information concerning stock options granted by the Company to the named executive officers during the year ended December 31, 1999. The Company has never granted any stock appreciation rights.


                                          Individual Grants (1)
                      --------------------------------------------------------
                          No. of      % of Total
                        Securities   Options/SARs     Exercise
                        Underlying    Granted to         or
                       Options/SARs  Employees in    Base Price     Expiration
Name                      Granted     Fiscal Year     ($/Share)        Date
--------------          -----------   -----------   -------------   ----------
Robert C. Simpson.....     5,000          2.47          4.50        05/24/2009
                          72,000         35.52          5.00        11/04/2009

Chris K. Corcoran.....     5,000          2.47          4.50        05/24/2009
                          43,000         21.21          5.00        11/04/2009


     (1) Consists solely of options to acquire shares of Common Stock. All options granted during 1999 were granted under the Company's 1997

          Incentive Stock Plan. Options granted on May 24, 1999 (shown in the table as expiring on May 24, 2009) become exercisable in cumulative annual increments of twenty percent commencing on the first anniversary of the grant. Options granted on November 4, 1999 (shown in the table as expiring on November 4, 2009) are immediately exercisable. On March 29, 2000, the Board of Directors voted to modify all employees stock option agreements to provide that upon completion by the employee of 15 years of service, any options held by an employee that have not vested will immediately vest. All options have a ten-year term, subject to earlier termination in certain events related to termination of employment, and were granted with an exercise price equal to the fair market value of the Common Stock on the date of the grant. In the event of a Change in Control, as defined in the Plan, the options become fully exercisable immediately. The option exercise price may be paid in cash, by delivery of already owned shares, by a promissary note under certain circumstances, in some instances by offset of underlying shares or pursuant to certain other cashless exercise procedures, or a combination thereof. Tax withholding obligations, if any, related to exercise may be paid by offset of the underlying shares, subject to certain conditions. The options are transferrable under certain circumstances.

Aggregate Option/SAR Exercises and Fiscal Year-End Option/SAR Values

The following table provides information, for each named executive officer, with respect to options exercised during 1999 and unexercised options held at December 31, 1999. The Company has never granted any stock appreciation rights.


                                                Number of
                                               Securities         Value of
                                               Underlying        Unexercised
                                               Unexercised      In-the Money
                                             Options/SARs at    Options/SARs
                        Shares      Value      FY - End (#)   At FY - End ($)(1)
                       Acquired    Realized    ------------   ---------------
                     on Exercise on Exercise   Exercisable /    Exercisable /
   Name                  (#)         ($)       Unexercisable    Unexercisable
-------------------  ----------- ----------- ---------------  ---------------
Robert C. Simpson..    80,000      $88,800           - 0 -            - 0 -
                                                    37,000           $87,875

Chris K. Corcoran..     - 0 -        - 0 -          48,000           $92,500
                                                    25,000           $59,375


  (1) Represents the market value of the Common Stock at exercise date or December 31, 1999 ($6.875 per share), as the case may be, less the related option exercise price.

Employment Contracts and Change in Control Arrangements

Robert C. Simpson has an employment agreement to serve as Chief Executive Officer and President of the Company. The agreement continues until terminated in accordance with its terms and conditions. Pursuant to the terms of such agreement, Mr. Simpson receives an annual base salary of not less than $200,000 together with other normal and customary executive officer benefits. The agreement provides that in the event of termination of Mr. Simpson's employment as a result of death or disability, Mr. Simpson or his estate will be entitled to receive (i) his base salary through the end of the month in which he dies or his employment is terminated due to his disability, (ii) a cash payment equal to the pro rata portion (calculated through the end of the month in which his death occurs or his employment is terminated due to his disability) of the annual bonus, if any, due him for the calendar year in which his death or disability occurs, and (iii) a continuation, for one year, of his most recent annual base salary. The agreement further provides that in the event of termination or constructive termination (due to a material reduction in functions, duties or responsibilities or a decrease in the base salary or in other benefits) of Mr. Simpson's employment for any reason other than disability, his voluntary termination or termination by the Company for due cause, he will be entitled to receive (i) his base salary through the end of the month of termination or constructive termination, (ii) an amount equal to twice his most recent annual base salary, and (iii) an amount equal to the sum of the annual bonuses paid during the last three years. In the event of a change in control of the Company, Mr. Simpson will be entitled to receive (i) an amount equal to thirty-six (36) times the highest monthly salary paid during the twelve month period immediately preceding the change in control, and (ii) an amount equal to the sum of the annual bonuses paid during the last three years.

Chris K. Corcoran has an employment agreement to serve as Executive Vice President, Chief Financial Officer and Secretary of the Company. The agreement continues until terminated in accordance with its terms and conditions. Pursuant to the terms of such agreement, Mr. Corcoran receives an annual base salary of not less than $150,000 together with other normal and customary executive officer benefits. The agreement provides that in the event of termination of Mr. Corcoran's employment as a result of death or disability, Mr. Corcoran or his estate will be entitled to receive (i) his base salary through the end of the month in which he dies or his employment is terminated due to his disability,
(ii) a cash payment equal to the pro rata portion (calculated through the end of the month in which his death occurs or his employment is terminated due to his disability) of the annual bonus, if any, due him for the calendar year in which his death or disability occurs, and (iii) a continuation, for one year, of his most recent annual base salary. The agreement further provides that in the event of termination or constructive termination (due to a material reduction in functions, duties or responsibilities or a decrease in the base salary or in other benefits) of Mr. Corcoran's employment for any reason other than disability, his voluntary termination or termination by the Company for due cause, he will be entitled to receive (i) his base salary through the end of the month of termination or constructive termination, (ii) an amount equal to twice his most recent annual base salary, and (iii) an amount equal to the sum of the annual bonuses paid during the last three years. In the event of a change in control of the Company, Mr. Corcoran will be entitled to receive (i) an amount equal to thirty- six (36) times the highest monthly salary paid during the twelve month period immediately preceding the change in control, and (ii) an amount equal to the sum of the annual bonuses paid during the last three years.

Messrs. Simpson and Mr. Corcoran have an arrangement with the Company, which has been approved by the Board of Directors of the Company, that in the event of a sale of the Company, Mr. Simpson will be paid a bonus equal to 2.2% of the "transaction value" and Mr. Corcoran will be paid a bonus of $200,000.

None of the other executive officers of the Company has any arrangement or understanding with any person with respect to any future employment by the Company.

In 1999, the Board of Directors of the Company amended and restated the Home-Stake Oil & Gas Company Change in Control Severance Plan (the "Severance Plan"). The Severance Plan is designed to provide severance payments in the event that all or substantially all of the assets or stock of the Company are acquired by another party. An "eligible employee" is an employee of the Company, other than Robert C. Simpson or Chris K. Corcoran, who is receiving salary for personal services rendered to the Company or who would be receiving such remuneration except for a leave of absence. Under the Severance Plan, eligible employees who have been employed by the Company for less than 5 years will be entitled to three months salary as severance pay under the Severance Plan. Eligible employees who have been employed by the Company for five years or more will be entitled to one months salary for each year of service and a pro-rata portion of one month's salary for any fractional year of service as severance pay. Department managers identified in the Severance Plan will receive, in addition to the severance payment based on the years of service, one year's compensation as part of the severance payment. The minimum payment under the Severance Plan is three month's salary and the maximum payment is the lesser of
(i) three years' salary or (ii) $1.00 less than the amount which would result in the imposition of excise tax under the so-called "excess parachute payment" provisions of the Internal Revenue Code of 1986, as amended.

Director Compensation

Employee directors receive no additional compensation for service on the Board of Directors. Non-employee directors receive a fee of $2,500 for each Board meeting attended in person and a fee of $1,250 for each Board meeting held by telephone conference. Non-employee directors also participate in the Home-Stake Oil & Gas Company 1997 Incentive Stock Plan, and have each been awarded non-qualified stock options to purchase 20,000 shares of Common Stock at an exercise price of $4.50 per share (the fair market value of the Common Stock on the dates of grant). All Directors are reimbursed by the Company for out-of-pocket expenses incurred in connection with their service on the Board of Directors and any Committee thereof.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The law firm of Conner & Winters, A Professional Corporation, regularly performs legal services as counsel to the Company. Joseph J. McCain, Jr., a Director of the Company, is President and a shareholder and director of Conner & Winters.

                       INFORMATION CONCERNING THE BOARD OF
                        DIRECTORS AND COMMITTEES THEREOF

The Board of Directors has established three standing committees to assist it in the discharge of its responsibilities: the Audit Committee, the Compensation Committee and the Nominating Committee. In addition to the six Board meetings held in 1999, the Audit Committee held one meeting, the Compensation Committee held one meeting and the Nominating Committee did not meet. Each Director attended more than 75% of the aggregate number of meetings of the Board of Directors and the Committees on which he served. These three committees are as described below:

The principal responsibilities of the Audit Committee consist of recommending the selection of independent auditors, reviewing the scope of the audit conducted by such auditors and the audit itself, and reviewing the Company's internal audit activities and matters concerning financial reporting, accounting and audit procedures and policies. The Audit Committee currently consists of James L. Houghton (Chairman), L. W. Allegood, Larry F. Grindstaff and I. Wistar Morris, III.

The primary functions of the Compensation Committee are to review and make recommendations concerning compensation of executive officers and certain other employees. The Compensation Committee currently consists of Ronald O. Gutman (Chairman), L. W. Allegood, Larry F. Grindstaff, James L. Houghton and I. Wistar Morris, III.

The primary function of the Nominating Committee is to recommend to the Board of Directors the nominations of Directors. The Nominating Committee currently consists of L. W. Allegood (Chairman) and Ronald O. Gutman. The Company's Bylaws provide that nominations of candidates for election as directors of the Company may be made at a meeting of stockholders by or at the direction of the Board of Directors or by any stockholder entitled to vote at such meeting who complies with the advance notice procedures set forth therein. These procedures require any stockholder who intends to make a nomination for director at the meeting to deliver notice of such nomination to the Secretary of the Company not less than 60 days before the meeting. The notice must contain all information about the proposed nominee as would be required to be included in a proxy statement soliciting proxies for the election of such nominee, including such nominee's written consent to serve as a director if so elected. If the Chairman of the meeting determines that a person is not nominated in accordance with the nomination procedure, such nomination will be disregarded. The Company's Bylaws provide that the annual meeting of stockholders to be held each year will be on the third Monday in May or such other date and time as may be established by the Board of Directors.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors and executive officers, and persons who own more than ten percent of the Company's Common Stock, to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission ("SEC") and to furnish the Company with a copy of such report. SEC regulations impose specific due dates for such reports, and the Company is required to disclose in this Proxy Statement any failure to file by these dates during or with respect to the Company's last fiscal year.

To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during or with respect to the fiscal year ended December 31, 1999 or prior years, all Section 16(a) filing requirements applicable to its officers, Directors and more than ten percent stockholders were complied with, except that
(i) the Norvell Living Trust filed its initial report of ownership of the Company's Common Stock on May 5, 1999, and (ii) L.W. Allegood, Chris K. Corcoran, Gary W. Fisher, Larry F. Grindstaff, Ronald O. Gutman, Barbara C. Long, Joseph J. McCain, Jr., I. Wistar Morris III and Robert C. Simpson each inadvertently filed late a Form 5 for December 1998 to report a stock option grant they each received in 1998.

                                VOTING SECURITIES

The Company's Common Stock, which has a par value of $.01 per share, is currently the only class of authorized capital stock outstanding. The Company is authorized to issue 12,000,000 shares of Common Stock and 2,000,000 shares of Preferred Stock, par value $1 per share. A total of 4,353,827 shares of Common Stock are issued and outstanding and are entitled to vote at the meeting. Each stockholder is entitled to one vote for each share of Common Stock held. Pursuant to the Bylaws of the Company, the Board of Directors has fixed the close of business on March 31, 2000, as the record date for the Annual Meeting. Only stockholders of record at the close of business on that date are entitled to notice of or to vote at the meeting.

                              INDEPENDENT AUDITORS

The Board of Directors has selected Ernst & Young LLP as the Company's independent auditors. Representatives of Ernst & Young LLP are expected to be present at the stockholders' meeting and will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

                       SUBMISSION OF STOCKHOLDER PROPOSALS

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, any stockholder proposal intended to be presented at the 2001 annual meeting should be directed to Chris K. Corcoran, Secretary of the Company, 15 East 5th St., Suite 2800, Tulsa, Oklahoma 74103, and must be received by the Company on or before December 11, 2000 in order to be considered for inclusion in the Company's proxy statement and proxy for that meeting.

In accordance with the Company's Bylaws, any stockholder who intends to present a proposal at the Company's 2001 annual meeting and has not sought inclusion of the proposal in the Company's proxy statement and proxy for that meeting pursuant to Rule 14a-8, must provide the Company with notice of such proposal no later than March 23, 2001, in order for such proposal to be properly brought before the meeting.

                               PROXY SOLICITATION

This solicitation is made on behalf of the Board of Directors of the Company. The Company will bear the entire cost of preparing and mailing the Notice of Annual Meeting, Proxy Statement and the proxies. Officers and other employees of the Company (who will not receive additional compensation for doing so) may solicit proxies by letter, telephone, telegraph or otherwise.

                              FINANCIAL STATEMENTS

This Proxy Statement is accompanied or has been preceded by the Company's annual report to stockholders for the year ended December 31, 1999. Stockholders are referred to the annual report for financial information, including audited financial statements, about the activities of the Company, but such report is not incorporated into this Proxy Statement and is not deemed to be part of the proxy soliciting material.

                                  OTHER MATTERS

Management and the Board of Directors do not intend to present at the Annual Meeting any item of business other than as stated in the Notice of Annual Meeting of Stockholders. If, however, other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented thereby in accordance with their best judgment and discretionary authority to do so is included in the proxies. The Company's Bylaws require that for business to be properly brought before an annual meeting of stockholders by a stockholder, notice must be received by the Secretary of the Company not less that 60 days prior to the anniversary date of the immediately preceding annual meeting of stockholders. The notice must contain a brief description of the business proposed to be brought before the meeting and certain other information specified in the Company's Bylaws. If the Chairman of the meeting determines that such business was not brought before the meeting in accordance with such procedures, such business will not be transacted.

REMINDER: PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD TO ASSURE THAT ALL OF YOUR SHARES WILL BE VOTED. THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" EACH OF THE NOMINEES.




                                              By Order of the Board of Directors

                                              /s/ Chris K. Corcoran
                                              ----------------------------------
                                              Chris K. Corcoran
                                              Secretary
Tulsa, Oklahoma
April 10, 2000

                                      PROXY
                          HOME-STAKE OIL & GAS COMPANY
                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned hereby appoints Robert C. Simpson and Chris K. Corcoran, or either of them, with full power of substitution, as Proxies of the undersigned, with all powers that the undersigned would possess if personally present to cast all votes that the undersigned would be entitled to vote at the Annual Meeting of Stockholders of Home-Stake Oil & Gas Company (the "Company") to be held on Monday, May 22, 2000, in the offices of the Company at 15 East 5th Street, Suite 2800, Tulsa, Oklahoma, at 9:00 a.m., local time, and at any and all adjournments or postponements thereof, as indicated below.

     1.  Election of Directors.

     |_| FOR all nominees listed below for the terms shown (except as indicated to the contrary below).

             Name                               Expiration of Term
             -----------------------            ------------------
             James L. Houghton                         2003
             Joseph J. McCain, Jr.                     2003
             Robert C. Simpson                         2003

     |_|  WITHHOLD  AUTHORITY  to  vote  for  all  the  nominees  listed  above.
          Instructions: To withhold authority to vote for any individual nominee or nominees, write their name(s) here:

          ----------------------------------------------------------------------

     2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.



                (Continued and to be signed on the reverse side)

                           (Continued from other side)


     This Proxy, when properly executed, will be voted at the Annual Meeting or any adjournments or postponements thereof as directed herein by the undersigned stockholder. If no specifications are made, this Proxy will be voted FOR the nominees for directors. This Proxy is revocable at any time before it is exercised.

     PLEASE MARK, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED FOR MAILING IN THE UNITED STATES.

                                        Dated: _______________, 2000


                                        _______________________________________
                                                     Signature(s)


                                        _______________________________________
                                                     Signature(s)

                                        IMPORTANT:  Please  date this  Proxy and
                                        sign exactly as your name appears to the
                                        left.   If  shares  are  held  by  joint
                                        tenants,  both should sign. When signing
                                        as  attorney,  executor,  administrator,
                                        trustee or  guardian,  please give title
                                        as such. If a  corporation,  please sign
                                        in full  corporate  name by president or
                                        other   authorized    officer.    If   a
                                        partnership, please sign in partnership name by authorized person.